Merrill Lynch Funds for Institutions Series
Merrill Lynch Premier Institutional Fund
Merrill Lynch Institutional Fund

Supplement dated March 19, 2008 to the
Prospectus dated August 28, 2007

Effective immediately, the following change will be made to the Prospectus of Merrill Lynch Funds for Institutions Series.

Under the section beginning on page 18 captioned “How Each Fund Invests — Merrill Lynch Premier Institutional Fund and Merrill Lynch Institutional Fund”, the second paragraph is hereby deleted in its entirety and replaced with the following:

Outlined below are the main strategies the Funds use in seeking to achieve their investment objectives:

Each Fund tries to achieve its objectives by investing in a diversified portfolio of short-term U.S. dollar denominated money market securities. These instruments are dollar-denominated fixed-income securities that mature or reset to a new interest rate within 13 months. Other than U.S. Government and U.S. Government agency securities (as defined below), each Fund only invests in short-term obligations (including short-term promissory notes issued by corporations, partnerships, trusts and other entities, whether or not secured) that (1) have been rated in the highest rating category for short-term debt obligations by at least two nationally recognized credit rating organizations; (2) have been rated in the highest rating category by a single nationally recognized credit rating organization if only one such organization has rated the security; (3) have been issued by an issuer rated in the highest rating category by a nationally recognized credit rating organization with respect to a class of debt obligations that is comparable in priority and security with the investment; or (4) if not rated, will be of comparable quality as determined by the Board of Trustees.

Code# FFINST-PR-0807SUP